Exhibit 99.1

KLDiscovery Enters into Transaction Support Agreement and Exchange Agreement to Reinforce Long-Term Financial Foundation

Signs definitive documentation with debenture holders, term loan lenders, revolving credit facility lender, and largest shareholder to strengthen balance sheet and reduce debt, positioning the Company to execute its long-term strategic plan

Company remains focused on meeting increased market demand for its unique and comprehensive services and solutions

Transaction expected to close in the third quarter of 2024

EDEN PRAIRIE, MN. – July 8, 2024 – (BUSINESS WIRE) KLDiscovery Inc. (“KLDiscovery” or the “Company”), a global leader in data management, information governance, eDiscovery, and advisory services solutions, today announced that it has signed a transaction support agreement (the “TSA”) with its convertible debenture holders, term loan lenders, revolving credit facility lender, and largest shareholder and an exchange agreement with its convertible debenture holders. This represents an important step toward closing a transaction that will significantly reduce the Company’s long-term debt and strengthen its financial position, enabling KLDiscovery to focus on its growth model and investment in market-leading client solutions.

“We are pleased to reach this significant milestone with our capital partners as we drive toward closing this transaction in the near term,” said Chris Weiler, Chief Executive Officer of KLDiscovery. “KLDiscovery's future is focused on growth through technology and service innovation. This transaction will bolster our balance sheet and position us for long-term success. With the support of our long-term stakeholders and our dedicated team driving us forward, we remain committed to delivering exceptional service and pioneering solutions for our clients.”

Under the TSA and the related definitive documents, KLDiscovery’s outstanding convertible notes will be cancelled and exchanged for new shares representing approximately 96% of the Company’s pro forma outstanding common equity (on a diluted basis) and the maturity of the Company’s term loan will be extended to August 2027. This transaction will result in both a meaningful reduction in KLDiscovery’s overall debt and the successful elimination of its near-term debt maturities. The documentation also contemplates KLDiscovery receiving committed second lien secured financing to support future operations and growth.

The signing of these transaction documents reflects the continued strong support of KLDiscovery’s debenture holders, term loan lenders, revolving credit facility lender, and largest shareholder, who are confident in the Company’s prospects and business strategy.

Kevin Griffin, CEO & Chief Investment Officer of debenture holder MGG Investment Group, said, “We are looking forward to working with Chris and the entire KLDiscovery team to build on the Company’s impressive track record. As corporations continue to grapple with more and more complex litigation and regulatory compliance matters, KLDiscovery is well-positioned to capture the growing demand for its industry-leading specialized eDiscovery, information governance, and data recovery solutions globally. The Company’s robust pipeline will be supported by a strong balance sheet that will allow it to actively pursue many growth opportunities available to it.”

The transaction remains subject to satisfying certain closing conditions and is expected to close in the third quarter of 2024. In the interim, KLDiscovery continues to focus on meeting the increased market demand for its unique and comprehensive solutions headlined by Nebula, the Company’s flagship, end-to-end AI / ML powered solution that serves as a singular platform of engagement for legal and other types of data. The Company maintains its commitment to providing its clients with the highest quality services, market-leading data security, and uninterrupted access to its entire portfolio of services and technology.

Advisors

Gibson, Dunn & Crutcher LLP is serving as legal counsel, Guggenheim Securities, LLC and AlixPartners are serving as financial advisors, and C Street Advisory Group is serving as strategic communications advisor to the Company.

Morrison & Foerster LLP is serving as legal counsel and Lazard is serving as investment banker to the debenture holders.

About KLDiscovery

KLDiscovery provides technology-enabled services and software to help law firms, corporations, and government agencies solve complex data challenges. With offices in 26 locations across 17 countries, KLDiscovery is a global leader in delivering best-in-class data management, information governance, and eDiscovery solutions to support the litigation, regulatory compliance, and internal investigation needs of clients. Serving organizations for over 30 years, KLDiscovery offers data collection and forensic investigation, early case assessment, data processing, application software and data hosting for web-based document reviews, and managed document review services. In addition, through its global Ontrack data management business, KLDiscovery delivers world-class data recovery, disaster recovery, email extraction and restoration, data destruction, and tape management. KLDiscovery has been recognized as one of the fastest growing companies in North America by both Inc. Magazine (Inc. 5000) and Deloitte (Deloitte’s Technology Fast 500), and CEO Chris Weiler was a 2014 Ernst & Young Entrepreneur of the Year™. Additionally, KLDiscovery is a Relativity Certified Partner and maintains ISO/IEC 27001 Certified data centers around the world. Visit www.kldiscovery.com to learn more.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934 and the United States Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding the terms of the transaction, the ability to close and the timing of the closing of the transaction, the Company's future and its long-term stakeholders support, the Company’s ability to capture demand for its solutions globally and pursue growth opportunities, Company expansion and Company investment in growth and technology-enabled services and software are forward-looking statements. When used in this press release, the words “estimated,” “expects,” “anticipates,” “forecasts,” “believes,” “may,” “will,” “should,” “future” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, results or events, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside KLDiscovery’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: closing of the transactions described herein, including satisfaction or waiver of all conditions to closing; consequences of KLDiscovery’s substantial levels of indebtedness, including the pending maturity and potential acceleration thereof, and its ability to repay its debt obligations as they become due or to secure alternative sources of financing; KLDiscovery’s potential failure to comply with privacy and information security regulations governing the client datasets it processes and stores; KLDiscovery’s ability to operate in highly competitive markets, and potential adverse effects of this competition; risk of decreased revenues if KLDiscovery does not adapt its pricing models; the ability to attract, motivate and retain qualified employees, including members of KLDiscovery’s senior management team; the ability to maintain a high level of client service and expand operations; potential issues with KLDiscovery’s product offerings that could cause legal exposure, reputational damage and an inability to deliver services; KLDiscovery’s ability to develop and successfully grow revenues from new products such as Nebula, improve existing products and adapt its business model to keep pace with industry trends; risk that KLDiscovery’s products and services fail to interoperate with third-party systems; potential unavailability of third-party technology that KLDiscovery uses in its products and services; potential disruption of KLDiscovery’s products, offerings, website and networks; difficulties resulting from KLDiscovery’s implementation of new consolidated business systems; the ability to deliver products and services following a disaster or business continuity event; disease or similar public health threat, such as COVID-19; potential unauthorized use of our products and technology by third parties and/or data security breaches and other incidents; potential intellectual property infringement claims; and the ability to comply with various trade restrictions, such as sanctions and export controls, resulting from KLDiscovery’s international operations. These risks and other factors discussed in the “Risk Factors” section of KLDiscovery’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (“SEC”) and any other reports KLDiscovery files with the SEC, could cause actual results to differ materially from those expressed or implied by forward-looking statements made by KLDiscovery or on its behalf. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results or outcomes. All statements speak only as of the date made, and unless legally required, KLDiscovery undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Danny Zambito
888.811.3789
danny.zambito@kldiscovery.com